UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2014
(Date of earliest event reported)

Cinedigm Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 20, 2014, Cinedigm Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Jaffray & Co.( the “Underwriter”), pursuant to which the Underwriter agreed to act as underwriter in a public offering of  10,200,000  shares (the “Shares”) of the Company’s Class A Common Stock.  The Shares are being offered by the Company pursuant to a shelf registration statement on Form S-3 which was declared effective by the Securities and Exchange Commission on March 13, 2014 (File No. 333-194088) and an applicable prospectus supplement (the “Offering”).  At the Underwriter’s discretion, the Underwriter has a 30 day option to buy up to an additional 1,530,000  shares from the Company at the same price.  The Company has agreed to be responsible for its expenses in connection with the Offering and to reimburse the Underwriter for up to $150,000 of its expenses.  The Underwriting Agreement contains representations and warranties and covenants relating to the Offering.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act, or to contribute to payments which the Underwriter or such other indemnified parties may be required to make in respect of any such liabilities.

The opinion of Kelley Drye & Warren LLP regarding the validity of the Shares sold in the Offering is attached hereto as Exhibit 5.1.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to and incorporates herein by reference the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1.

On March 19, 2014, the Company issued a press release announcing the Offering, a copy of which is attached hereto as Exhibit 99.1.

On March 20, 2014, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 20, 2014, between the Company and Piper Jaffray & Co.
5.1	Opinion of Kelley Drye & Warren LLP.
99.1	Press Release dated March 19, 2014 announcing the Offering.
99.2	Press Release dated March 20, 2014 announcing the pricing of the Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.
Dated: March 21, 2014	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President of Digital Cinema, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 20, 2014, between the Company and Piper Jaffray & Co.
5.1	Opinion of Kelley Drye & Warren LLP.
99.1	Press Release dated March 19, 2014 announcing the Offering.
99.2	Press Release dated March 20, 2014 announcing the pricing of the Offering.